SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                February 23, 1999



                        GS FINANCIAL PRODUCTS U.S., L.P.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)



      CAYMAN ISLANDS               NO. 000-25178              NO. 52-1919759
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 (State or Other Jurisdic-         (Commission                 (IRS Employer
  tion of Incorporation)           File Number)               Identification
                                                                   No.)


                    P.O. BOX 896
        HARBOUR CENTRE, NORTH CHURCH STREET
            GRAND CAYMAN, CAYMAN ISLANDS
                BRITISH WEST INDIES                                N/A
        -----------------------------------                      --------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code:    (345) 945-1326
                                                             --------------


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On February 23, 1999, C. Douglas Fuge was appointed as President, Principal Financial Officer and Principal Accounting Officer of the corporate general partner of GS Financial Products U.S., L.P., GS Financial Products US Co. ("GSFP US Co."), Denis Dennehy and Jay J. Ryan were each appointed as Vice President of GSFP US Co., Brian J. Lee was appointed as Treasurer of GSFP US Co. and Patrick E. Harris was appointed as Secretary of GSFP US Co.

         Concurrently therewith, Greg Swart was removed as President of GSFP US Co., Daphine Campbell was removed as Vice President of GSFP US Co. and Amy Furman was removed as Secretary of GSFP US Co.





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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GS FINANCIAL PRODUCTS U.S., L.P.
                                       (Registrant)
                                       acting by its general partner
                                       GS Financial Products US Co.



Date: February 24, 1999             By:/s/ C. Douglas Fuge
                                       ---------------------------
                                    Name:  C. Douglas Fuge
                                    Title: President, Principal
                                           Financial Officer and
                                           Principal Accounting
                                           Officer

                                    For and on behalf of GS
                                    Financial Products US Co.,
                                    managing partner of GS
                                    Financial Products U.S., L.P.




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